UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2024, the Board of Directors of Textron Inc. (“Textron” or the “Company”) amended and restated the Company’s By-Laws (the “By-Laws”), to be effective immediately. The amended and restated By-Laws principally address the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “universal proxy rules”) and certain other corporate governance matters. The amendments, among other things:

•	require that a shareholder providing notice of its intent to nominate an individual to the Board pursuant to the universal proxy rules must comply with all requirements of those rules and provide reasonable evidence of such compliance upon request;
•	provide that a shareholder’s failure to comply with the By-law provisions implementing Rule 14a-19 (principally, the requirement to solicit holders of shares representing at least 67% of voting power) will result in the Company disregarding the dissident’s nomination;
•	limit the number of nominees a stockholder may nominate to the number of directors to be elected at the meeting;
•	broaden certain informational requirements a shareholder nominating one or more individuals to the Board must satisfy and require each nominee to provide the Company with certain representations and agreements, as well as a completed director and officer questionnaire;
•	require a shareholder to solicit proxies in the same manner as the Company;
•	require a shareholder soliciting proxies from other stockholders to use a proxy card color other than white;
•	modify the federal exclusive forum by-law by designating the federal district courts as the exclusive forum for any claims arising under the Securities Act of 1933; and
•	conform portions of the By-Laws to the General Corporation Law of the State of Delaware, including provisions regarding notice of adjourned virtual annual meetings, no longer requiring the shareholder list to be available at the annual meeting and emergency governance procedures.

In addition, certain other technical, ministerial, clarifying and conforming changes were made to the By-Laws.

The foregoing description of the amendments to the By-Laws is only a summary, does not purport to be complete and is qualified in its entirety by, the full text of the By-Laws, as so amended and restated, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Textron Inc., effective February 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.

By:	/s/ E. Robert Lupone
E. Robert Lupone
Executive Vice President, General Counsel and Secretary

Date: February 23, 2024